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                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934


                           February 15, 1995
                   (Date of earliest event reported)


                       FIRST INTERSTATE BANCORP
          (Exact name of registrant as specified in charter)


                               Delaware
            (State or other jurisdiction of incorporation)


                                                95-1418530
     1-4114                                  (I.R.S. Employer
(Commission File Number)                     Identification Number)

633 West Fifth Street                             90054
P.O. Box 54068                               (Zip Code)
Los Angeles, California
(Address of principal executive offices)


                            (213) 614-3001
         (Registrant's telephone number, including area code)




















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ITEM 1.      CHANGES IN CONTROL OF REGISTRANT.
             Not applicable.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.
             Not applicable.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP.
             Not applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
             Not applicable.

ITEM 5.      OTHER EVENTS.

             On February 15, 1995, Registrant issued a press release announcing the date, time and place of its 1995 Annual Meeting of Stockholders. A copy of the press release is attached as Exhibit 99 to this Form 8-K.

ITEM 6.      RESIGNATIONS OF REGISTRANT'S DIRECTORS.
             Not applicable.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
             INFORMATION AND EXHIBITS. ~

             (a) Financial statements of businesses acquired.
                 None.

             (b) Pro forma financial information.
                 None.

             (c) Exhibits.
                (99) Additional exhibits

                Press release dated February 15, 1995, regarding the 1995 Annual Meeting of Stockholders.

ITEM 8.      CHANGE IN FISCAL YEAR.
             Not applicable.



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                           SIGNATURES




             Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   FIRST INTERSTATE BANCORP
                                        (Registrant)


Dated:  February 17, 1995          By: EDWARD S. GARLOCK
                                       --------------------------
                                       EDWARD S. GARLOCK
                                       Secretary






















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

                           INDEX TO EXHIBITS




                                                   Sequentially
Exhibit                                              Numbered
 Number                                                Pages

  (99)   Additional exhibits

         Press release dated February 15, 1995,          5
         regarding the 1995 Annual Meeting of
         Stockholders.

























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